Capital Group Emerging Markets Total Opportunities FundSM Prospectus Supplement July 10, 2017 (for prospectus dated January 1, 2017, as supplemented to date)

1)	The “Purchase and sale of fund shares” section of the prospectus is amended in its entirety to read as follows:

Purchase and sale of fund shares The minimum amount required to establish an account for institutional investors is $50,000. The minimum amount required to establish an account for clients of the Capital Group Private Client Services division of Capital Guardian Trust Company is $25,000. There are no minimums for subsequent investments.

You may sell (redeem) shares on any business day by writing via mail or overnight delivery to Capital Group Emerging Markets Total Opportunities Fund c/o American Funds Service Company®, ATTN: AAPT, IRV-S3-B, 6455 Irvine Center Drive, Irvine CA 92618-4518; telephoning American Funds Service Company at (800) 421-4225 ext. 90; or faxing American Funds Service Company at (800) 322-5240.

The fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the transfer agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the fund.

2)	The first paragraph under the heading “Purchase of shares” in the “Purchase and sale of shares” section of the prospectus is amended in its entirety to read as follows:

Purchase of shares Investors who wish to purchase shares should call (800) 421-4225 ext. 90 to obtain an account application and for instructions on how to establish a new account. Shares are generally available only to certain clients of Capital Guardian Trust Company and clients of Capital Group Private Client Services.

3)	The contact information set forth in the box entitled “More information about the fund” in the prospectus is amended in its entirety to read as follows:
More information about the fund
For shareholder services	American Funds Service Company (800) 421-4225 ext. 90
Telephone calls you have with shareholder services may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to shareholder services on the telephone, you consent to such monitoring and recording.

4)	The “Household mailings” section in the prospectus is amended in its entirety to read as follows:

Household mailings In an effort to decrease costs, the fund intends to reduce the number of duplicate prospectuses and annual/semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (800) 421-4225 ext. 90 to request individual copies of these documents. Once the fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

For a complimentary copy of the current SAI, codes of ethics or annual/semi-annual report, or to request other information about the fund or make shareholder inquiries, please call (800) 421-4225 ext. 90 or write to the secretary of the fund at 6455 Irvine Center Drive, Irvine, California 92618-4518.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-244-0717P Printed in USA CGD/AFD/10039-S63125

Capital Group Emerging Markets Total Opportunities FundSM

Statement of Additional

Information Supplement

July 10, 2017

(for statement of additional information

dated January 1, 2017, as supplemented to date)

1)	The second paragraph in the section entitled “Proxy voting procedures and principles” in the “Management of the fund” section of the statement of additional information is amended in its entirety to read as follows:

Information relating to how the fund voted proxies relating to portfolio securities during the twelve month period ending June 30 of each year will be available on or about September 1 of each year (i) without charge, upon request, by calling (800) 421-4225 ext. 90 or (ii) on the SEC’s website at www.sec.gov.

2)	The section entitled “Transfer agent” in the “General information” section of the statement of additional information is amended in its entirety to read as follows:

Transfer Agent — American Funds Service Company, an affiliate of the investment adviser, is the transfer agent for the fund, and maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-247-0717O CGD/10149-S63166